UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                 April 1, 2002
                                 -------------
                                Date of Report
                      (Date of earliest event reported)

                              BRL HOLDINGS, INC.
                              ------------------
              (Exact name of registrant as specified in charter)


        Delaware                   000-15260             88-0218411
        --------                   ---------             ----------
     (State or other           (Commission File         (IRS Employer
     jurisdiction of               Number)              Identification
      incorporation)                                        Number)

                   200 Perimeter Road, Manchester, NH  03102
                   -----------------------------------------
                   (Address of Principal Executive Offices)

                                (603) 641-8443
                        Registrant's telephone number

Item 2.  Acquisition of Disposition of Assets.

     BRL Holdings, Inc., a Delaware corporation (the "Company," and "we," "us" and "our" and words of similar import), divested 65.6% of our interest in our subsidiary, AssureTec Systems, Inc., a Delaware corporation ("AssureTec").

     Effective November 9, 2001, we acquired 100% of the outstanding common stock of AssureTec in a stock for stock transaction. We issued 3,177,000 shares of our "restricted securities" (common stock) and exchanged 2,325,000 options to acquire shares of our common stock for options to acquire shares of AssureTec. See our 8-K Current Report dated November 9, 2001, which has been previously filed with the Securities and Exchange Commission and which is incorporated herein by reference. See Item 7.

     On April 1, 2002, by resolution of our Board of Directors, we divested our majority interest in AssureTec by exchanging with the AssureTec founders and consultants from whom our interest in AssureTec was initially acquired 2,852,000 shares of our common stock for 2,852,000 shares of AssureTec and canceling 2,375,000 options to acquire our securities held by AssureTec founders and consultants.

     Bruce Monk, who was appointed as our President on the initial acquisition of AssureTec, resigned as our President and as one of our directors, with Dr.
R. Bruce Reeves, Ph.D., our former President and one of our directors, assuming the title of President and CEO. Except for our shares that were owned by two individuals (275,000 shares owned by Robert T. Reeves, the son of Dr. Reeves, and 50,000 shares owned by Richard Josephberg, both of whom were consultants to us), all of our shares that were originally issued by us in connection with the initial acquisition of AssureTec were exchanged for AssureTec shares in this divestiture. We desired to divest ourselves of these shares because our ownership was creating difficulties in our attempts to secure third party funding for AssureTec. We and the AssureTec founders and consultants who had received shares of our Company in the initial acquisition determined the exchange ratio based on the perceived value of our securities and the value of the securities of AssureTec at the date of the transaction, along with the value of our remaining interest AssureTec. Following the divestiture, the number of shares of our Company's issued and outstanding common stock decreased from 5,568,900 shares to 2,716,900 shares; the number of shares subject to purchase under our outstanding stock options decreased from 2,470,400 shares to 95,400 shares; and our Company's ownership interest in AssureTec was reduced from 100% to 34.2 %. Immediately following the divestiture, Dr. Reeves owned 49.5% of our Company's fully diluted shares,
including 777,893 shares controlled by his wife, Sandra J. Reeves.   All
officers and directors, including the shares of Ms. Reeves, represented 57.2% of our 2,716,900 outstanding shares.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements; not applicable.

     (b)  Pro Forma Financial Statements; not applicable.

     (c) Exhibits.

         8-K Current Report dated November 9, 2001.*

          * Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                                SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRL HOLDINGS, INC.

DATED: 11/6/02                           By /s/ Nataliya Hearn
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                                         Nataliya Hearn, Ph.D.
                                         President and Director